Financial Instrument Risk Exposure and Risk Management	12 Months Ended
Dec. 31, 2024
Financial Instrument Risk Exposure and Risk Management [Abstract]
FINANCIAL INSTRUMENT RISK EXPOSURE AND RISK MANAGEMENT
19.	Financial instrument risk exposure and risk management

The Company is exposed in varying degrees to a variety of financial instrument related risks. The Board of Directors approves and monitors the risk management process.

a)	Credit risk

Credit risk is the risk of financial loss to the Company if a counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s financial assets.

The Company is primarily exposed to credit risk on its cash and cash equivalents and amounts receivable. Credit risk exposure is limited through maintaining its cash with high-credit quality financial institutions. The carrying value of these financial assets of $32,474 represents the maximum exposure to credit risk.

b)	Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s exposure to the risk of changes in market interest rates relates primarily to the Senior Loan which has a floating interest rate.

With all other variables held constant, a 1% change in secured overnight financing rate would have changed net loss by approximately $9 for the year ended December 31, 2024 (December 31, 2023 – $7).

c)	Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company ensures that there is sufficient capital in order to meet short term business requirements after taking into account the Company’s holdings of cash (Note 1). In December 2023, the Company completed a financing package consisting of up to $80,000 in financing including a $60,000 Senior Loan of which $45,000 has been received and the remaining amount to be made available based on achieving certain milestones, and the Company received $20,000 on issuance of common shares in two tranches including $10,000 received on December 11, 2023 and $10,000 on June 10, 2024.

At December 31, 2024, the Company had contractual cash flow commitments as follows:

	< 1 Year	1-3 Years	4-5 Years	> 5 Years	Total
Accounts payable and accrued liabilities	$12,839	$–	$–	$–	$12,839
Lease liabilities	216	217	–	–	433
Senior loan principal and interest[1]	–	71,927	–	–	71,927
Other long-term liability	–	–	–	240	240
Exploration expenses and other	820	1,412	–	–	2,232
	$13,875	$73,556	$–	$240	$87,671

[1]	The interest is calculated using the interest rate in effect at December 31, 2024.

d)	Foreign currency risk

The Company is exposed to currency risk on transactions and balances in currencies other than the functional currency. At December 31, 2024, the Company had not entered into any contracts to manage foreign exchange risk.

The functional currency of the Company is the Canadian dollar, therefore, the Company is exposed to currency risk from the assets and liabilities denominated in the US dollar. As at December 31, 2024, cash of $15,858 (December 31, 2023 – $37,245), loans and borrowings of $49,205 (December 31, 2023 – $29,363), and accounts payable and accrued liabilities of $421 (December 31, 2023 - $94) are denominated in the US dollar. For the year ended December 31, 2024, if the US dollar to Canadian dollar currency exchange rate changes by 5% with all other variables held constant, the impact on the Company’s net gain of $1,774 (December 31, 2023 – $378).

The Company is also exposed to currency risk on financial assets and liabilities denominated in Peruvian soles, Mexican pesos and Guatemalan quetzals. However, the impact on such exposure is not currently material.